Exhibit 10.6

GAS GATHERING AGREEMENT

Between

MOUNTAIN FUEL SUPPLY COMPANY

AND

QUESTAR PIPELINE COMPANY

EFFECTIVE SEPTEMBER 1, 1993

GAS GATHERING AGREEMENT

Table of Contents

Recitals	1

Article I – Dedication	2

Article II – Gathering Service, Receipts and Deliveries	2

Article III – Gathering Charges, Reimbursements and Credits	3

(a) Gathering Rates	3
(1) Through August 31, 1995	3
(2) September 1, 1995—August 31, 1997	4
(3) After August 31, 1997	4
(b) Independent Facilities	5
(c) New Well Connection Reimbursement	5

Article IV – Effective Date and Term	5

Article V – 1984 Gas Gathering Agreement	5

Article VI – Government Authorization	5

Article VII – Notices	6

General Terms and Conditions	GTC-1
1 DEFINITIONS	GTC-1
2 SCHEDULING OF GAS RECEIPTS AND DELIVERIES	GTC-1
3 WARRANTY	GTC-2
4 QUALITY	GTC-2
5 MEASUREMENT	GTC-2
6 FUEL GAS REIMBURSEMENT	GTC-3
7 BILLING AND PAYMENT	GTC-3
8 LIABILITY	GTC-4
9 FORCE MAJEURE	GTC-4
10 ASSIGNMENT	GTC-5
11 MISCELLANEOUS	GTC-5

Appendix A—Receipt and Delivery Points	A-1
Appendix B—Cost of Service and Rate Derivation	B-1
Appendix C—New Well Connection Reimbursement Under § III(c)	C-1

GAS GATHERING AGREEMENT

This Agreement is entered into on this 11th day of October 1993, between Mountain Fuel, Supply Company (Mountain Fuel), 180 East First South Street, Salt Lake City, Utah 84111, and QUESTAR PIPELINE COMPANY (QUESTAR), 79 South State Street, Salt Lake City, Utah 84111. Mountain Fuel and Questar are collectively referred to as “the Parties.”

The Parties represent that:

1. On October 14, 1982, Mountain Fuel, Wexpro Company, the Utah Division of Public Utilities, the Utah Committee of Consumer Services and the Staff of the Public Service Commission of Wyoming entered into an agreement (the Wexpro Agreement) that provides for the operation and development of certain oil-and-gas properties previously owned by Mountain Fuel and Wexpro Company.

2. Pursuant to the provisions of the Wexpro Agreement, Mountain Fuel owns or has the right to purchase certain supplies of natural gas that are produced by Wexpro Company.

3. Mountain Fuel requires that certain of this Wexpro Agreement production be gathered and transported from points at which it is made available or produced to Mountain Fuel’s retail distribution facilities.

4. Questar currently provides gas-gathering services for Mountain Fuel for certain Wexpro Agreement gas in part pursuant to a Gas Gathering Agreement, dated July 1, 1984.

5. Up through August 31, 1993, Mountain Fuel purchased gas from Questar under Questar’s FERC firm sales Rate Schedule CD-1. This service incorporated, among other things, the field gathering of certain gas supplies by Questar that were necessary to support firm sales service to Mountain Fuel. In partial support of its contractual obligation to provide CD-1 sales service, Questar has built or acquired, and maintains and operates, a gathering system that is contiguous to its interstate transmission system.

6. Pursuant to Questar’s FERC gas tariff, firm sales service was provided to Mountain Fuel under two Rate Schedule CD-1 service agreements executed by Mountain Fuel and Questar on March 1, 1991, and amended as of December 1, 1992, with a primary term that was to expire on June 30, 1999.

7. Pursuant to Federal Energy Regulatory Commission (FERC) Order No 636 and related FERC orders, Questar submitted a comprehensive restructuring of its transportation, storage and gathering operations in FERC Docket No. RS92-9. Under the restructuring, approved by the FERC in Docket No RS92-9, Questar has (a) restructured its various services, and (b) terminated its sales function by assigning to Mountain Fuel all the gas purchase agreements that supported Rate Schedule CD-1 sales service. 64 FERC ¶61,157 (Aug. 2, 1993).

8. As a result of Questar’s restructuring, described above, Mountain Fuel requires gathering services to transport gas purchased by Mountain Fuel from its purchase points to points on Questar’s transmission system.

9. Pursuant to the Docket No. RS92-9 restructuring, Questar transports Mountain Fuel’s gas on its transmission system under its FERC Gas Tariff.

10. Questar and Mountain Fuel wish to enter into a new agreement, under which Questar will gather designated Wexpro Agreement gas and Mountain Fuel-purchased gas, including certain gas that formerly supported the Rate Schedule CD-1 sales service. This Agreement is intended to replace the July 1, 1984, Gas Gathering Agreement and the gathering services formerly provided under Rate Schedule CD-1.

Therefore, the Parties agree as follows:

Article I – Dedication

(a) Except as limited in §§ I(b) and I(d), the following categories of gas are dedicated under this Agreement, up to a combined maximum daily quantity (MDQ) of 322,812 Dth: (1) gas purchased by or produced for Mountain Fuel pursuant to the Wexpro Agreement, and (2) gas purchased by Mountain Fuel at the wellhead or any other point on or near Questar’s gathering system that is upstream from the interstate transmission system into which the gas will be delivered for Mountain Fuel’s account.

(b) The Parties acknowledge that Questar does not provide exclusive service to Mountain Fuel in certain fields. Excluded from dedication under this Agreement, at Mountain Fuel’s discretion, is gas from (i) wells, producing at the initial effective date [defined in § IV(a)] and gathered exclusively through facilities not owned by Questar, or (ii) wells completed in the future that would require reimbursement when evaluated under the criteria described in § III(c) of this Agreement.

(c) Subject to the physical and contractual limitations of Questar’s system, Mountain Fuel may adjust its MDQ to reflect its anticipated 12-month service requirement upon at least 180 days’ advanced written notice to Questar to be effective the next September 1. Any reduction under this provision will be effective no sooner than September 1, 1997.

(d) After August 31, 1997, gas produced for or purchased by Mountain Fuel under the Wexpro Agreement will remain subject to the terms of this Agreement In addition, any gas being purchased by Mountain Fuel from a third party and dedicated to this Agreement under §I(a)(2) on August 31, 1997, may, at Mountain Fuel’s option, continue to be dedicated under this Agreement from year to year (September 1 through August 31) until Mountain Fuel’s underlying gas-purchase agreement expires or until Mountain Fuel, on 180 days’ prior written notice, terminates dedication on the next August 31. The MDQ for use under this Agreement shall be accordingly modified to reflect the demonstrated deliverability of Wexpro Agreement gas and such third-party purchases.

Article II – Gathering Service, Receipts and Deliveries

(a) Questar shall gather up to the MDQ of 322,812 Dth/day of gas dedicated under this Agreement on a firm basis for delivery for Mountain Fuel’s account into Questar’s transmission system or the pipelines of others connected to Questar’s gathering facilities.

(b) The gathering service shall include essential wellhead gas conditioning, collection and measurement through Questar’s gathering laterals, and field compression to enable delivery into connected pipelines.

(c) At the request of Mountain Fuel, Questar shall install all necessary facilities to connect any new well to Questar’s then-existing gathering system. If requested, Questar shall provide an estimate of the costs to connect any new well under this Agreement. Reimbursement of Questar’s costs, if any, shall be determined under § III(c). A “new well” is one that was not identified on Appendix A on the initial effective date. Except when prevented by a force majeure event, Questar shall connect each new well from which gas is to be gathered under this Agreement within 30 days of the later of:

(1) Authorization from Mountain Fuel to connect the well, or

(2) Receipt of all rights of way, permits and necessary authorizations.

(d) Mountain Fuel shall be permitted to change or add new receipt and delivery points, within its MDQ, upon 10 days’ advance written notification to Questar, subject to available capacity at the desired points.

(e) Questar shall receive gas from Mountain Fuel at the receipt points listed on Appendix A.

(f) So long as Mountain Fuel does not exceed the MDQ under § II(a), Mountain Fuel may use any gathering receipt or delivery point on an interruptible basis at any time.

(g) Mountain Fuel shall tender gas at pressures sufficient for delivery into Questar’s facilities against the existing pressures, but not exceeding the maximum allowable operating pressures (MAOPs) of Questar’s facilities.

(h) Questar shall deliver equivalent quantities of gas for Mountain Fuel’s account, less fuel and lost-and-unaccounted-for gas under § 6 of the General Terms and Conditions of this Agreement Delivery for Mountain Fuel’s account by Questar shall take place at the delivery points listed on Appendix A. Questar shall deliver these volumes of gas at the existing pressures, but not exceeding the MAOP in Questar’s facilities at the delivery points.

Article III – Gathering Charges, Reimbursements and Credits

(a) Gathering Rates.

(1) Through August 31, 1995. From the initial effective date of this Agreement until August 31, 1995, rates for gathering services and their derivation are set forth in Appendix B and were calculated on the basis of:

(i)	The annual cost of service assigned to Questar’s gathering function for calendar year 1992, as adjusted to establish rates in FERC Docket No. RS92-9, and reduced by $2.5 million, which is representative of the value of gathering service rendered by Questar to third parties.

(ii)	An assignment of 60% of the resultant annual gathering cost of service to reservation charges and 40% to usage charges.

(iii)	Billing determinants. Reservation charges: 322,812 Dth/day, Usage charges: 30,336,677 Dth (annual).

(2) September 1, 1995—August 31, 1997. For the period from September 1, 1995, through August 31, 1997, rates will be determined by an application of the methodology shown in Appendix B and will be based on:

(i)	The annual cost of service attributable to Questar’s gathering function for calendar year 1994, reduced by the actual revenues received by Questar for providing gathering services to third parties during 1994, and adjusted in accordance with § 1 of Appendix B.

(ii)	An assignment of 60% of the resultant annual gathering cost of service to reservation charges and 40% to usage charges.

(iii)	Billing determinants. Reservation charge: 322,812 Dth/day, unless adjusted under § 1(c), Usage charge: the actual quantity gathered under this Agreement during calendar 1994.

(3) After August 31, 1997. From September 1, 1997, until the termination of this Agreement, rates will be redetermined each year, to be effective from September 1 through the following August 31, and will be based on:

(i)	An allocated portion of the annual cost of service for the prior calendar year that is attributable to Questar’s gathering function through which any gas dedicated under § 1(d) flows during that year, in accordance with the methodology shown in Appendix B. The allocation under this subparagraph shall be the ratio of the annual deliverability of the volumes dedicated and flowing under § I(d) to total deliverability of volumes flowing through the same facilities.

(ii)	An assignment of 60% of the resultant annual gathering cost of service to reservation charges and 40% to usage charges.

(iii)	Billing determinants. Reservation charge: according to the MDQ established under § 1(d). Usage charge: the actual quantity gathered under this Agreement during the prior calendar year.

(b) Independent Facilities. Questar may construct new gathering facilities that will be operated independently of systems in operation on the initial effective date (i.e., facilities through which gas will flow that do not require the use of any part of Questar’s gathering system as it existed on the initial effective date). To the extent these facilities are not operated to provide service for Mountain Fuel, the costs and revenues associated with or derived from these systems shall be excluded when determining Mountain Fuel’s gathering rates under this Agreement.

(c) New Well Connection Reimbursement. For any new well to be connected to Questar’s gathering system at Mountain Fuel’s request under this Agreement that was not subject to this Agreement on the initial effective date, Mountain Fuel shall reimburse Questar according to the formula set forth in Appendix C of this Agreement.

Article IV – Effective Date and Term

(a) For all purposes in this Agreement, the “initial effective date” is September 1, 1993, the date of implementation of Questar’s restructuring in FERC Docket No. RS92-9.

(b) This Agreement will become effective on the initial effective date and will remain in full force and effect so long as Mountain Fuel is producing or purchasing gas pursuant to the Wexpro Agreement.

(c) Upon termination of this Agreement, deliveries and receipts shall continue for as long as necessary to eliminate any imbalance in quantities of gas owed by either Party to the other.

Article V – 1984 Gas Gathering Agreement

Upon implementation of the terms of this Agreement on the initial effective date, the July 1, 1984, Gas Gathering Agreement shall be terminated and superseded by this Agreement

Article VI – Government Authorization

(a) The Parties shall cooperate to obtain any necessary governmental authorization to implement this Agreement. To the extent that a governmental agency with jurisdiction over the rates, facilities or services addressed by this Agreement imposes terms or conditions on this Agreement that materially alter the rights or obligations of either party, this Agreement may be terminated or rescinded, as appropriate, by either party upon 15 days’ written notice to the other party.

(b) The Parties have entered into this Agreement with the expectation that the facilities, services and rates that are the subject of this Agreement do not come within the jurisdiction of the FERC. The Parties may, however, seek FERC approval of all or part of the Agreement to expedite its implementation. Any such action by the Parties will not be construed as a concession, acquiescence or waiver by either party of any legal position concerning the regulation of gathering facilities, service or rates.

(c) If the rates for Questar’s gathering services are deemed to be subject to regulation by an administrative agency that prescribes rates other than those specified in this Agreement for any period governed by this Agreement, the rates so specified shall be substituted for the rates provided for in Article III, Any substitution under this provision will apply only to the extent that, and for the period during which, the administrative agency lawfully exercises rate regulation over the services. Nothing in this provision will preclude either party from exercising its termination rights under § VI(a).

Article VII – Notices

All notices required in this agreement shall be in writing and shall be considered as having been given if delivered personally, by mail or facsimile transmission to either Questar or Mountain Fuel at the designated address. Normal operating instructions can be delivered by telephone or any electronic means. Notice of events of force majeure may be made by any electronic means and confirmed in writing. Monthly statements, payments, and any communications will be considered as delivered when mailed to the addresses listed below or to such other address as either Party designates in writing:

QUESTAR: CONTACT ADMINISTRATOR Gathering Division Questar Pipeline Company 79 South State Street Salt Lake City, Utah 84111	MOUNTAIN FUEL: Vice President, Gas Supply Mountain Fuel Supply Company 141 East First South Street Salt Lake City, Utah 84111

THIS AGREMENT is entered into by the authorized representatives of the Parties, whose signatures appear below.

QUESTAR PIPELINE COMPANY: /s/ J. B. Carricaburu J. B. Carricaburu Vice President, Gas Supply & Marketing Signature date: October 12, 1993	MOUNTAIN FUEL SUPPLY COMPANY: /s/ M. E. Benefield M. E. Benefield Vice President, Gas Supply Signature date: October 12, 1993

GENERAL TERMS AND CONDITIONS

OF

GAS GATHERING AGREEMENT

1 DEFINITIONS

1.1 “Firm,” as applied to service under this Agreement, refers to Questar’s contractual obligation to render the specified service unless the obligation is otherwise waived, reduced, modified or terminated by force-majeure events.

1.2 “Interruptible” means subject to reduction, suspension or termination of the receipt or delivery of gas.

1.3 “Questar’s gathering system” refers to all facilities owned or operated by Questar for the purposes of conveying natural gas on all or a portion of its movement from the production of the gas at the wellhead to the delivery of the gas into a pipeline that provides transportation of the gas in interstate commerce, as defined under § 1 of the Natural Gas Act.

1.4 Questar’s FERC Gas Tariff Vol. No.1. as amended and revised from time to time, will be used to define terms that are otherwise not defined in this Agreement.

2 SCHEDULING OF GAS RECEIPTS AND DELIVERIES

2.1 Scheduling. (All times are Mountain Standard or Daylight Time, as applicable.) If Mountain Fuel desires to have gas gathered on gas day one of each month, Mountain Fuel must notify Questar’s nomination department no later than 10:00 a.m. three working days prior to the commencement of service. For all succeeding days of the month, Mountain Fuel shall notify Questar’s nomination department no later than 10:00 a.m. each day of the quantity of natural gas it desires to have gathered from specific sources and receipt points commencing at 12:00 noon on the succeeding calendar day.

By electronic means or in writing by 12:00 noon of the nomination day, Questar shall then notify Mountain Fuel of the quantity that it can receive and deliver. Starting no later than 12:00 noon on the day following the calendar day of receipt of Mountain Fuel’s nomination, Questar shall commence to deliver an equivalent volume of natural gas. All scheduling of deliveries of gas between Mountain Fuel and Questar shall take this scheduled timing difference into account. Upon written agreement or telephone agreement (to be confirmed in writing) between Questar and Mountain Fuel, receipts and deliveries may commence earlier than provided by this schedule.

2.2 In connection with service provided to Mountain Fuel under Questar’s FERC Rate Schedule NNT (no-notice service), Mountain Fuel may modify its nominations under this § 2 at any time.

2.3 Operating Information and Estimates. Upon request of Questar, Mountain Fuel shall from time to time submit its best estimates of the daily, monthly and annual quantities of gas it expects to be gathered, together with such other operating data as Questar may require in order to schedule its operations.

2.4 Operating Requirements.

2.4.1 Mountain Fuel shall use reasonable efforts to deliver and receive gas at uniform hourly and daily rates of flow.

2.4.2 Mountain Fuel shall deliver gas to Questar at the receipt points at a pressure sufficient to allow the gas to enter Questar’s gathering system. Questar shall not be required to compress natural gas into its system. If requested by Questar, Mountain Fuel shall provide equipment acceptable to Questar at each receipt point to prevent overpressuring Questar’s system.

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2.4.3 Questar shall deliver gas at each transfer point to the receiving party at the pressure in Questar’s system after required measurement, flow control or regulation.

2.5 Limitations On Questar’s Gathering Obligations.

2.5.1 On any day, Questar shall not be obligated to deliver to Mountain Fuel a quantity of gas different from the equivalent volume received from Mountain Fuel during the same day, as adjusted under § 6 below.

2.5.2 For gathering service provided under this Agreement, Questar shall not be obligated to receive from or deliver to Mountain Fuel a quantity of gas in excess of the MDQ, unless Mountain Fuel has requested and Questar has agreed to provide overrun service.

3 WARRANTY

Mountain Fuel warranties title to and the right to deliver and use the gas shipped or committed to use under this Agreement and further warrants that the gas is free from all liens and adverse claims, including tax liens. Mountain Fuel will have the obligation to make settlements for all royalties due and payments owed to Mountain Fuel’s mineral and royalty owners. Mountain Fuel agrees to indemnify Questar and save it harmless from all suits, actions, claims, debts, accounts, damages, costs, losses, liens, license fees, and expenses which arise from Mountain Fuel’s ownership or control of the gas.

4 QUALITY

4.1 Questar may refuse to receive gas from Mountain Fuel if the gas does not meet the quality specifications of the party to whom the gas is to be delivered (including the interstate transmission facilities of Questar) for the following: hydrogen sulfide and other forms of sulfur; inert substances; liquids; dust, gums, gum-forming constituents, dirt, impurities or other solid or liquid matter that might interfere with the merchantability of the gas; oxygen; or water vapor.

4.2 The gas tendered to Questar at each receipt point shall contain a gross heating value of at least 950 Btu per cubic foot.

4.3 The gas tendered to Questar at each receipt point shall be at a temperature between 35°F. and 120°F.

4.4 If the gas tendered to Questar under this Agreement fails to meet the specifications, as described in ¶¶ 4.1, 4.2 and 4.3, Questar shall notify Mountain Fuel and may, at its option, refuse to accept further receipt of gas pending correction.

4.5 Mountain Fuel shall indemnify Questar and hold it harmless from all suits, actions, regulatory proceedings, damages, costs, losses and expenses (including reasonable attorney fees) arising out of the failure of the gas tendered by Mountain Fuel to conform to the quality specifications, including any injury or damage done to Questar’s facilities.

4.6 Acceptance of gas that does not meet quality specifications is at Questar’s option. Acceptance of the gas does not constitute any waiver of Questar’s right to refuse to accept similarly nonconforming gas.

5. MEASUREMENT

5.1 The volumes of gas delivered to Questar by Mountain Fuel shall be measured by Questar according to its current FERC tariff. The meters shall be installed and tested and any discrepancies in the volumes measured shall be resolved according to Questar’s current FERC tariff.

5.2 All claims of any party as to the quantity of gas tendered and delivered must be submitted in writing by the party within 180 days from the date of commencement of the claimed discrepancy.

5.3 Either party may, at its option and expense, install and operate check measuring equipment, provided that the equipment is installed in a way that does not interfere with the operations of the other party. However,

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measurement of gas for the purpose of this Agreement shall be measured under ¶ 15.1. Either party’s check meters will be subject at all reasonable times to inspection and examination by a representative of the other party, but the reading, calibration, adjustment, and changing of charts will be done only by the party installing the check meters.

5.4 Each party shall, upon request, furnish to the other party at the earliest possible time all charts upon which it has based any statement. Each party shall return to the other party all charts after a 30-day period. Each party shall have access to the other party’s records and books at all reasonable business hours so far as they affect measurement and settlement for the gas received or delivered.

5.5 Questar shall integrate the charts and data obtained by the metering and measurement of the gas gathered under this Agreement. Upon written request, Questar shall furnish Mountain Fuel copies of measurement charts used in compiling any monthly statements. Mountain Fuel may compute the volume of gas from Questar’s charts and data. If Mountain Fuel’s computation of the volume of gas varies from Questar’s computation by less than the greater of 2% or 50 Dth, Questar’s computation will be deemed correct. If Mountain Fuel’s computation differs from Questar’s by more than the greater of 2% or 50 Dth, then Questar shall reintegrate and redetermine the volume of gas purchased. If Questar’s second computation varies from Mountain Fuel’s computation by less than the greater of 2% or 50 Dth, Mountain Fuel’s computation will be deemed correct. However, if Questar’s second computation still varies from Mountain Fuel’s computation by more than the greater of 2% or 50 Dth, then Questar’s initial computation will be deemed correct.

6 FUEL GAS REIMBURSEMENT

6.1 Fuel Reimbursement. For all gas tendered by Mountain Fuel under this Agreement, Mountain Fuel shall reimburse Questar with gas provided in-kind for:

6.1.1 The actual fuel used to treat or condition the gas to permit compliance with any quality requirements under § 4 and compressor fuel required to effect receipt or delivery of the gas, and

6.1.2 Mountain Fuel’s proportionate share of lost-and-unaccounted-for gas on Questar’s gathering system.

6.2 Nomination Adjustment. Mountain Fuel’s total nominations into Questar’s gathering system must include the amount of gas required to reimburse Questar for fuel use and lost-and-unaccounted-for gas.

7 BILLING AND PAYMENT

7.1 Monthly Bill.

7.1.1 On the 20th day of each month, Questar shall bill Mountain Fuel any applicable reservation charges for the current month.

7.1.2 By the 25th day of each month, Questar shall bill Mountain Fuel usage charges for all volumes of gas gathered for delivery during the immediately previous month as well as any other applicable charges. If actual quantities are not reasonably available, Questar may use estimates of the quantity of gas gathered for Mountain Fuel in computing the amounts due. Any necessary adjustment shall be made in later billings for differences between the estimated and actual qualities

7.2 Access to Billing Data. Both Parties will have the right to examine at reasonable times books, records and charts of the other to the extent necessary to verify the accuracy of any statement, charge or computation made under or pursuant to any of the provisions of such statement.

7.3 Payment. Mountain Fuel shall pay Questar on or before the last day of each month or within 10 days of the date the bill is received by Mountain Fuel under this section, whichever is later.

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7.4 Late Payments.

7.4.1 Should Mountain Fuel fail to make timely payment of any part of the amount of any bill, the unpaid amount will be deemed late, and Questar shall charge interest from the date payment is due until the actual date of receipt of payment. The interest will be compounded quarterly until paid.

7.4.2 Interest will be calculated at the rate prescribed for the applicable period by 18 C.F.R. § 154.67(c).

7.4.3 Questar shall bill Mountain Fuel for any interest due in its next billing to Mountain Fuel, and Mountain Fuel shall pay the amount due according to this section. Questar may waive the interest on late payment made within Eve days of the due date. If an uncontested bill remains unpaid for 30 days or more after payment is due, Questar, in addition to any other remedy it may have, may, after giving Mountain Fuel 15 days’ written notice, suspend further receipt and delivery of gas for Mountain Fuel until full payment for all service rendered to date is made.

7.5 Contested Bills. Any billing or statement may be contested within 180 days from its receipt by Mountain Fuel. If Mountain Fuel (i) contests all or any part of a bill in good faith, (ii) pays to Questar the amounts it concedes to be correct, and (iii) within 30 days of a demand made by Questar furnishes a surety bond guaranteeing payment in the amount of the disputed portion of the bill, then Questar may not suspend further delivery of gas unless default has occurred under the conditions of the bond. No payment by Mountain Fuel of the amount of a disputed bill will prejudice its right to claim an adjustment of the disputed bill. Mountain Fuel shall pay interest of disputed portions of a bill for which it has withheld payment, and which ultimately are found due.

7.6 Billing Errors. If an error is discovered in the amount of any bill, the error shall be adjusted within 30 days of the determination that an adjustment is required, provided that the claim for adjustment will have been made within 180 days from the date of the bill. If it is determined that Mountain Fuel has been overcharged and has paid the statement containing the overcharge, then, within 30 days after the final determination, Questar shall refund the amount overcharged with interest. If it is determined that Mountain Fuel has been undercharged, Mountain Fuel shall pay the amount undercharged with interest. The rate of any interest to be paid by either party under this provision will be governed by 18 C.F.R. § 154.67(c). In the event that any portion of a statement is in dispute, payment of the disputed portion will not be deemed a waiver of the right to contest such disputed portion in any forum having jurisdiction.

8 LIABILITY

Each party assumes full responsibility and liability arising from the operation of the facilities it owns and agrees to hold the other party harmless from any liability whatever arising from the owning party’s installation, ownership or operation of its facilities.

9 FORCE MAJEURE

9.1 Definition. The term “force majeure” as employed in this agreement will mean acts of God, strikes, lockouts or other labor or industrial disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, tornadoes, severe weather, storms floods, washouts, arrest and restraint from rulers of people, necessity for compliance with any court order, law ordinance or regulations promulgated by a governmental authority having jurisdiction, civil disturbances, explosions, breakage or accident to machinery, instrumentation, or lines of pipe, sudden partial or sudden entire failing of wells, freezing of wells or pipelines, inability to secure right-of-way, materials, supplies or labor, including inability or failure to obtain materials and

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supplies due to governmental regulations, and causes of like or different kind, whether enumerated in this agreement or not, and not within the control of the parry claiming force majeure, and which by the exercise of due diligence such party is unable to overcome.

9.2 Notice. If either party is rendered wholly or partially unable to carry out its obligations under this Agreement due to force majeure, the party shall give written notice describing the event of force majeure as soon as is reasonably possible after the occurrence. The obligations of the Parties, other than to make payments of amounts due so far as they are affected by such force majeure, will be suspended during the continuance of the event of force majeure, but for no longer period. The affected party shall remedy the event of force majeure in a commercially reasonable manner. Nothing in this Agreement shall be construed to require either party to settle a strike or labor dispute against its better judgment.

10 ASSIGNMENT

All rights and duties under this Agreement shall inure to and be binding upon the successors and assignees of the Parties. No conveyance or transfer of any interest of either party, except a transfer to an affiliate, will be binding upon the other party until the other party has been furnished with notice and a true copy of the conveyance or transfer. The successor or assignee agrees in writing to be bound by all the terms and conditions of the agreement and that the successor or assignee assumes all the obligations under this Agreement.

11 MISCELLANEOUS

11.1 A waiver by either party of any one or more defaults by the other party shall not operate as a waiver of any future default.

11.2 This Agreement, including any appendices and these General Terms and Conditions, contains the entire understanding of the Parties and may only be amended by an instrument in writing signed by the Parties.

11.3 In interpreting this Agreement, the recitals will be considered as part of this Agreement and not as surplusage.

11.4 This Agreement shall be construed under the laws of Utah.

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APPENDIX A

TO THE

GAS GATHERING AGREEMENT

DATED: OCTOBER 11, 1993

BETWEEN

MOUNTAIN FUEL SUPPLY COMPANY

AND

QUESTAR PIPELINE COMPANY

RECEIPT POINTS

The interconnection of Questar’s gathering facilities and the production facilities associated with the following wells:

Receipt points associated with Wexpro Agreement.

Well Num	Form Code	Well Name
02259	2896	N BAX UP 11-19-104 1
00734	2168	ES LAUZER A 1
00735	2896	ES LAUZER B 2
00738	3128	C R HETZLER 2
01029	2168	WE MULLEN A 2
00999	2896	SO BAXTER UNIT 15
01014	2168	SO BAXTER UNIT 2
01016	2168	SO BAXTER UNIT 6
01019	2168	WT NIGHTINGALE A 1
01018	2168	A COOPER 1
00686	1600	JACKKNIFE SPRINGS 2
00685	1600	JACKKNIFE SPRINGS 1
01837	2168	SO BAXTER UNIT 17
01036	2896	SO BAXTER UNIT 12
01033	2168	SO BAXTER UNIT 8
01026	2168	MF WHELAN 1
01025	2168	UP 21-16-104 2
01022	2168	U P 11-16-104-1
02124	2168	CLAY BASIN UNIT 62
00402	2168	CLAY BASIN UNIT 23
00401	2168	CLAY BASIN UNIT 22
00400	2168	CLAY BASIN UNIT 20
00399	2168	CLAY BASIN UNIT 19
00398	2168	CLAY BASIN UNIT 18
00397	2168	CLAY BASIN UNIT 17
00396	2168	CLAY BASIN UNIT 16
00504	0912	F WILSON B UNIT 2

Well Num	Form Code	Well Name
00504	0784	F WILSON B UNIT 2
00504	0784	F WILSON B UNIT 2
00500	0784	F WILSON A 18
00499	0784	E HIA F WILSON A17
00494	0912	F WILSON B 12
00494	0912	F WILSON B 12
00491	0784	F WILSON A 9
00536	0784	W W WILSON A 2
00535	0784	W W WILSON A 1
00534	0912	W W WILSON A UNIT 6
00533	0912	NEWBERGER B UNIT 5
00532	0912	W W WILSON A UNIT 4
00531	0784	W W WILSON A UNIT 3
00531	0784	W W WILSON A UNIT 3
00522	0912	F WILSON B 25
02131	0912	E HIA MW NEWBERGER 7
02059	0912	E. HIA F. WILSON 26
01404	3944	HIAWATHA DEEP 2
01403	3944	HIAWATHA DEEP 3
00549	3944	HIAWATHA DEEP 1
00547	0912	AMELIA HORROCKS 2
00544	0912	MW NEWBERGER A 6
00543	0784	MW NEWBERGER C 5
01241	0912	WM WHEELER A 3
01240	0912	WM WHEELER A 2
01240	0912	WM WHEELER A 2
01240	0784	WM WHEELER A 2
01240	0784	WM WHEELER A 2
01238	0912	W B LASHAR A 4
01238	0912	W B LASHAR A 4
01236	0784	W B LASHAR A 2
01113	1600	TRAIL UNIT 6
01111	1600	TRAIL UNIT 4
01110	1600	TRAIL UNIT 3
01109	1600	TRAIL UNIT 2
00854	1600	PIONEER UNIT 8
00854	1600	PIONEER UNIT 8
00674	2896	KINNEY UNIT 6
00669	2896	KINNEY UNIT 5
00927	0912	J C DONNELL B 12
00926	0912	J C DONNELL A 11
00925	0912	POWDER WASH GOVT 2
00924	0912	POWDER WASH GOVT 1
00923	0912	B W MUSSER B 20

Well Num	Form Code	Well Name
00922	0912	B W MUSSER B 19
00921	0912	B W MUSSER B 18
00920	0912	B W MUSSER B 17
00919	0912	B W MUSSER A 16
00918	0912	B W MUSSER B 15
00917	0912	B W MUSSER A 14
00916	0912	B W MUSSER B 13
00912	0912	HAL STEWART A 1
00911	0912	J C DONNELL B 10
00910	0912	J C DONNELL B 9
00910	0912	J C DONNELL B 9
00908	0784	J C DONNELL B 7
00906	0912	JC DONNELL B 5
00906	0912	JC DONNELL B 5
00904	0784J	J C DONNELL B 3
00903	0912	B W MUSSER B 11
00902	0912	B W MUSSER B 10
00901	0784	B W MUSSER A 9
00899	0784	B W MUSSER B 7
00898	0784	B W MUSSER B 6
00897	0784	B W MUSSER B 5
00896	0784	B W MUSSER A 4
00895	0912	B W MUSSER B 21
00894	0784	B W MUSSER A 2
00893	0784	B W MUSSER A 1
00892	0912	CARL ALLEN A 20
00891	0912	CARL ALLEN A 19
00889	0784	CARL ALLEN 17
00887	0784	CARL ALLEN B 15
00886	0784	CARL ALLEN A 14
00884	0784	CARL ALLEN B 12
00883	0912	CARL AI-LEN A 11
00882	0784	CARL ALLEN B 10
00879	0912	CARL ALLEN B 7
00878	0912	CARL ALLEN B 6
00876	0784	CARL ALLEN B 4
00876	0784	CARL ALLEN B 4
00875	0784	CARL ALLEN B 3
00662	0912	JACKS DRAW UNIT 8
00661	0912	JACKS DRAW UNIT 5
00659	0784	JACKS DRAW UNIT 4
00658	0912	JACKS DRAW UNIT 15
00657	0912	JACKS DRAW UNIT 13
00656	0912	JACKS DRAW UNIT 9

Well Num	Form Code	Well Name
00655	0912	JACKS DRAW UNIT 3
00654	0912	JACKS DRAW UNIT 2
00006	0912	ACE UNIT WELL 7
00003	0912	ACE UNIT WELL 3
00002	0912	ACE UNIT WELL 2
00001	0912	ACE UNIT WELL 1
01096	0912	NIGHTINGALE B-1
01085	1600	STATELAND 3-11-101 2
01081	1600	DONNELL GOV’T 15
01080	1600	NIGHTINGALE GOV’T 14
01079	1600	NIGHTINGALE GOV’T 12
01078	1600	DONNELL GOV’T 10
01077	0912	HETZLER GOV’T 9
01076	1600	ROBERTS GOV’T 8
01075	1600	NIGHTINGALE GOV’T 6
03360	8500	MOSU SALES GAS MM
03975	2168	LAWLER FED 2-30
04001	2168	LANSDALE FED 28-3
03829	2168	LANSDALE FED 28-2
03959	2168	LANSDALE FED 10-3
03830	2168	LANSDALE FED 4-2
01031	2168	SL 36-18-104 2
04013	2168	BRUFF UNIT 28
00954	2416	M F FEDERAL 8-1
00700	2416	LOWER HORSE DR 12-1
00699	2416	LOWER HORSE DR 11-4
00698	2416	LOWER HORSE DR 10-2
00697	2416	LOWER HORSE DR 10-1
00695	2416	LOWER HORSE DR 12-2
00694	2416	LOWER HORSE DR 11-1
02109	8500	HORSESHOE BND MS 205
02291	0784	ISLAND UNIT 30
02290	0784	ISLAND UNIT 29
02289	0784	ISLAND UNIT 32
02245	0784	ISLAND UNIT 27
02244	0784	ISLAND UNIT 26
02243	0784	ISLAND UNIT 25
02130	0784	ISLAND UNIT 24
02129	0784	ISLAND UNIT 23
02128	0784	ISLAND UNIT 22
02127	0784	ISLAND UNIT 20
02126	0784	ISLAND UNIT 19
02113	0784	ISLAND UNIT 21
02092	0784	ISLAND UNIT 17

Well Num	Form Code	Well Name
02091	0784	ISLAND UNIT 18
01418	0784	ISLAND UNIT 12
01417	0784	ISLAND UNIT 13
01416	0784	ISLAND UNIT 11
01415	0784	ISLAND UNIT 15
01414	0784	ISLAND UNIT 14
00681	0784	ISLAND UNIT 10
00680	0784	ISLAND UNIT 9
00677	0784	ISLAND UNIT 3
02300	5632	BUG 15 LP
02299	5632	BUG 13 LP
02149	5680	PATTERSON CNYN 3 LP
02143	5632	BUG 9 LP
02140	5680	BUG 16 LP
02140	5680	BUG 16 LP
02139	5632	BUG 14 LP
01838	5680	PATTERSON UNIT 5 WD
01687	5680	PATTERSON UNIT 3 LP
01683	5632	BUG 17 LP
01682	5632	BUG 10 LP
01681	5632	BUG 14 HP
01680	5632	BUG 4 LP
00851	5680	PATTERSON CNYN 3 HP
00842	5680	PATTERSON UNIT 1 LP
00431	5680	PATTERSON CANYON 1
03328	2416	MOUNTAIN FUEL 3-1
03327	2416	MOUNTAIN FUEL 26-2
03326	2416	MOUNTAIN FUEL 23-2
02082	2416	MIKULICH MFS 28-1
00150	2416	BIG HORSE DRAW 35-1
00120	2416	BIG HORSE DRAW 2-1
02147	2168	FOX FED 1-8 LP
02146	2168	FOX FED 1-5 LP
01069	2168	SPRHD RANCH 18 HP
01057	2168	SPRHD RANCH 6 HP
01055	2168	SPRHD RANCH lA LP
00592	2168	JUDSON FED 1-11 HP
00578	2896	SPRHD RANCH 3
00578	2896	SPRHD RANCH 3
00430	8520	CRESTON FED 22-1
00430	8520	CRESTON FED 22-1
03571	0784	CARL ALLEN 2
03048	0784	J C DONNELL B 4
02566	0784	JC DONNELL B 8

Well Num	Form Code	Well Name
02383	0784	ACE UNIT 5
02308	0784	P W H. STEWART 4
02308	0784	P W H. STEWART 4
02302	0784	POWDER WSH STEWART 2
02293	0784	PW CARL ALLEN 16 GVT
00939	0912	POWDER WASH 20-1
00929	0912	J C DONNELL A 1
00928	0912	J A LEE 1
01074	1600	DONNELL GOV’T 4
01073	1600	DONNELL GOV’T 3
01072	1600	DONNELL GOV’T 2
01071	1600	DONNELL GOV’T 1
02118	1600	TRAIL UNIT 12
01721	8520	KINNEY UNIT WELL 3
01479	1600	TRAIL UNIT 13
01114	1600	TRAIL UNIT 8
00668	2896	KINNEY UNIT 4
00667	2896	KINNEY UNIT 2
00665	1600	PIONEER UNIT 4
00664	1600	PIONEER UNIT 3
00663	3944	KINNEY UNIT 1
00663	3944	KINNEY UNIT 1
01259	0912	W B LASHAR A 5
01259	0912	W B LASHAR A 5
03402	0912	F WILSON 20
03402	0912	F WILSON 20
03349	0912	G KUYKENDALL #9
03348	0912	F WILSON 28 ES
02310	0912	STATE LAND 6
02309	0912	KUYKENDALL 10
02309	0912	KUYKENDALL 10
02132	0912	E HIA MW NEWBERGER 8
00543	0784	MW NEWBERGER C 5
00542	0784	MW NEWBERGER B 4
00541	0784	MW NEWBERGER A 3
00540	0912	MW NEWBERGER D 2
00540	0912	MW NEWBERGER D 2
00539	0784	MW NEWBERGER A 1
00538	0912	W W WILSON B 4
00537	0912	W W WILSON C 3
00520	0912	F WILSON B 24
00517	0784	K S WHITFORD 1
00516	0912	G KUYKENDALL A 8
00511	0912	ST LAND 37-12-100 5

Well Num	Form Code	Well Name
00510	0784	ST LAND 37-12-100 4
00508	0784	ST LAND 37-12-100 2
00505	0912	F WILSON A 22
00504	0912	F WILSON B UNIT 2
00488	0784	F WILSON B 6
00488	0784	F WILSON B 6
00485	0784	F WILSON B 3
00484	0784	F WILSON A 2
00483	0912	F WILSON A 1
00483	0912	F WILSON A 1
00483	0912	F WILSON A 1
02133	2168	CLAY BASIN UNIT 61
00395	2168	CLAY BASIN UNIT 15
00394	2168	CLAY BASIN UNIT 14
00393	2168	CLAY BASIN UNIT 13
00392	2168	CLAY BASIN UNIT 12
00391	2168	CLAY BASIN UNIT 9
00390	2168	CLAY BASIN UNIT 8
00389	2168	CLAY BASIN UNIT 1
00386	2168	CLAY BASIN UNIT 7
01021	2168	AJ POSTON A 3
01015	2168	SO BAXTER UNIT 3
01000	2896	SO BAXTER UNIT SR 1
01030	2168	SL 10-17-104 1
00738	3128	C R HETZLER 2
00735	2896	ES LAUZER B 2
00185	2896	BUTCHERKNIFE SPR 6
00231	2896	BUTCHERKNIFE SPR 5
00619	2896	HENRY FORK UNIT 1
00231	2896	BUTCHERKNIFE SPR 5
01410	2896	HENRY FORK UNIT 10
01871	2896	HENRY FORK UNIT 14
02121	2896	HENRY FORK UNIT 9A
00197	2168	CHAMPLIN 149 B-1
00206	2168	BRUFF UNIT 8
00205	2896	LANSDALE FED 4-1
00217	2168	BRUFF UNIT 4
00216	2168	BRUFF UNIT 6
00215	2896	LANSDALE FED 10-1
00213	2168	BRUFF UNIT 9
00212	2168	BRUFF UNIT 5
00211	2168	BRUFF UNIT A-1
00209	2168	BRUFF UNIT 3
00208	2168	BRUFF UNIT 2

Well Num	Form Code	Well Name
01474	2168	SHUTE CREEK 9
01287	2168	WHISKEY BUTTES 3
00752	2168	CLIFTON FEDERAL 28-1
00553	2168	HARRINGTON FED 1
00447	2168	HALEY FEDERAL 4-1
00439	2168	BRUFF FEDERAL 2-26
00429	2168	CLIFTON FEDERAL 34-1
00409	2896	PANDO FEDERAL 32-1
00408	2896	W G MCNAMARA (NCT) 1
00408	2896	W G MCNAMARA (NCT) 1
00408	2168	W G MCNAMARA (NCT) 1
00408	2168	W G MCNAMARA (NCT) 1
00373	2896	WYO ‘U’ (NCT 2) 1
00261	2168	DONLEY (NCT #1) 1
00229	2896	DONLEY (NCT #2) 1
00229	2896	DONLEY (NCT #2) 1
00453	2168	DRY PINEY UNIT 1
03991	2896	MFS FEE 10-3
03991	2896	MFS FEE 10-3
03960	2168	LANSDALE FED 10-4
03957	2168	CLIFTON FEDERAL 34-4
03941	2168	BRUFF FEDERAL 4-26
03940	2896	BRUFF FEDERAL 3-26
03940	2896	BRUFF FEDERAL 3-26
00473	2168	DRY PINEY UNIT 23
00473	2168	DRY PINEY UNIT 23
00465	2168	DRY PINEY UNIT 14
00464	2168	DRY PINEY UNIT 11
00463	2168	DRY PINEY UNIT 9
00462	2168	DRY PINEY UNIT 8
00461	2168	DRY PINEY UNIT 6
00460	2168	DRY PINEY UNIT 5
00813	3640	U P 11-19-104 3
00812	2896	U P 11-19-104 2
00810	3640	MFS CHAMPLIN 11-8
00809	3640	NORTH BAXTER 14-1
00808	2896	G W CAPPERS B 3
00807	2896	G W CAPPERS A 2
00724	2896	LEUCITE HILLS 2
00723	2896	LEUCITE HILLS 1
00817	2896	TERESA LAURUNEN 1
00817	2896	TERESA LAURUNEN 1
00817	2168	TERESA LAURUNEN 1
00817	2168	TERESA LAURUNEN 1

Well Num	Form Code	Well Name
00816	2896	O F FEATHERSTONE 1
00815	2896	U P 35-20-104 1
00814	2896	U P 23-20-104 1
00723	2896	LEUCITE HILLS 1
00723	2168	LEUCITE HILLS 1
00723	2168	LEUCITE HILLS 1
01466	0912	MESA UNIT 2
01465	0912	MESA UNIT 1
00474	2760	DRY PINEY UNIT 26
00473	2760	DRY PINEY UNIT 23
00473	2760	DRY PINEY UNIT 23
00459	2168	DRY PINEY UNIT 3
00458	2168	DRY PINEY UNIT 27
00457	2760	DRY PINEY UNIT 22
00457	2760	DRY PINEY UNIT 22
00457	2168	DRY PINEY UNIT 22
00457	2168	DRY PINEY UNIT 22
00456	2168	DRY PINEY UNIT 13
00455	2168	DRY PINEY UNIT 10
03932	2168	CLIFTON FEDERAL 34-3
03901	2168	HAGOOD FEDERAL 12-2
03890	2896	PANDO FEDERAL 32-2
03890	2896	PANDO FEDERAL 32-2
03889	2168	CLIFTON FEDERAL 28-2
03887	2168	BRUFF UNIT 21
03887	2168	BRUFF UNIT 21
03885	2168	BRUFF UNIT 19
03884	2168	BRUFF UNIT 18
03847	2168	HALEY FEDERAL 4-2
03833	2168	CUMMINGS FEDERAL 2-8
03828	2168	LAWLER FED 2-32
03762	2896	MFS FEE 10-2
03762	2896	MFS FEE 10-2
03725	2168	CHAMP 149 AMOCO B-2
01706	2168	CH BUTTES #1-9
00207	5848	BRUFF UNIT 1
00189	2168	BRUFF UNIT 7
02052	2896	HENRY FORK UNIT 12
01829	2896	HENRY FORK UNIT 11
00620	2896	HENRY FORK UNIT 4A
00619	2896	HENRY FORK UNIT 1

Non-Wexpro Agreement receipt points.

Well Num	Form Code	Well Name
02217	0784	CHIVINGTON 1
00949	0912	JOYCE WOLF 2
00942	0912	KLAENHAMMER 2
01471	1464	IMPERIAL FED 2-12
01471	1464	IMPERIAL FED 2-12
00944	0912	PTASYNSKI 4
01769	0912	POWDER WASH MS 44
00946	0912	KLAENHAMMER 3
01770	0912	MILLISON 1
00947	0912	PTASYNSKI 2
02187	0912	V M KLAENHAMMER 1
00931	0912	PTASYNSKI 5
01771	0912	JOYCE WOLF 1
00945	0912	PTASYNSKI 3
02125	0912	PTASYNSKI 1X
02125	0912	PTASYNSKI 1X
00948	0912	JOYCE WOLF 3
01773	8500	POWDER WASH MS 58
00943	0912	JOYCE WOLF 4
03906	8500	BIG GULCH MS 61
01799	8500	W SIDE CANAL MS 41
01214	1464	W SIDE CANAL UN 13
01214	1464	W SIDE CANAL UN 13
01214	1464	W SIDE CANAL UN 13
01716	1464	W SIDE CANAL UN 16
01716	1464	W SIDE CANAL UN 16
01716	1464	W SIDE CANAL UN 16
01717	1464	W SIDE CANAL UN 15
01717	1464	W SIDE CANAL UN 15
01717	1464	W SIDE CANAL UN 15
01216	1464	W SIDE CANAL UN 14
01216	1464	W SIDE CANAL UN 14
01717	8536	W SIDE CANAL UN 15
01717	8536	W SIDE CANAL UN 15
01717	8536	W SIDE CANAL UN 15
01214	1512	W SIDE CANAL UN 13
01214	1512	W SIDE CANAL UN 13
01214	1512	W SIDE CANAL UN 13
01716	8536	W SIDE CANAL UN 16
01716	8536	W SIDE CANAL UN 16
01716	8536	W SIDE CANAL UN 16
01216	1512	W SIDE CANAL UN 14

Well Num	Form Code	Well Name
01216	1512	W SIDE CANAL UN 14
03783	1464	W SIDE CANAL UN 3
01215	1512	GLADHILL DR ST 1-13
03907	2168	RUTH SWEZEY 1B
03908	2168	RUTH SWEZEY 1C
02054	1464	RUTH SWEZEY 2
01212	1512	W SIDE CANAL JONS 2
01798	1512	W SIDE CANAL MS 47-1
01801	8500	W SIDE CANAL MS 47
02258	1464	RUTH SWEZEY 2 LP
02258	1464	RUTH SWEZEY 2 LP
01213	1512	W SIDE CANAL JONS 3
01872	1512	BAGGS LND & CATTLE 1
01869	8520	DRIPPING ROCK UNIT 1
01867	8520	DRIPPING ROCK UNIT 3
03823	8520	DRIPPING ROCK 23-5
03955	8500	CELSIUS FED 4-1 TAP
03955	8500	CELSIUS FED 4-1 TAP
03897	8520	RUGER FEDERAL #24-32
00941	0912	PDR WASH GOV’T 33-7
02383	0784	ACE UNIT 5
00662	0912	JACKS DRAW UNIT 8
02314	0912	ROSS GOV’T 44-7
01710	0912	AMOCO FEDERAL 20-9
00661	0912	JACKS DRAW UNIT 5
00937	0912	MARLIN GOVERNMENT 1
00933	0912	HUBER STATE 2
00003	0912	ACE UNIT WELL 3
00930	0912	HUBER CHAPMAN ST 1
00002	0912	ACE UNIT WELL 2
00935	1464	MTN FUEL FED 1-12
00935	1464	MTN FUEL FED 1-12
00938	0912	ROSS GOV’T 43-7
00932	0912	HUBER CHAPMAN ST 2
00001	0912	ACE UNIT WELL 1
02238	8500	POWDER WASH MS 140
00527	0784	V SCHAICK C GOVT 5
00529	0784	F S DUNCAN B 2
00528	0784	F S DUNCAN B 3
01083	1600	GRYNBERG STATE LD 1
01256	0912	LION OIL GOV’T 3
01255	0912	LION OIL GOV’T 2
01254	0912	LION OIL GOV’T 1
01251	0912	HIAWATHA GOV’T B-1

Well Num	Form Code	Well Name
01251	0912	HIAWATHA GOV’T B-1
01242	0912	DUNCAN UNIT 1-1
01084	1600	DYER C GOV’T 1
01250	0912	A P VAN SCHAICK A 3
01250	0912	A P VAN SCHAICK A 3
03362	0912	FEDERAL 1-21
03362	0912	FEDERAL 1-21
03362	0912	FEDERAL 1-21
01246	0912	F S DUNCAN B-6
01481	0784	H W OBORNE 2
01252	0912	H W OBORNE NO 1
03905	8500	W HIAWATHA COMP #2
01251	0784	HIAWATHA GOV’T B-1
01251	0784	HIAWATHA GOV’T B-1
01247	0912	D VAN SCHAICK 1
01247	0912	D VAN SCHAICK 1
01478	1600	UNIVERSAL RES 1-3
03362	1512	FEDERAL 1-21
03362	1512	FEDERAL 1-21
03362	1512	FEDERAL 1-21
00668	2896	KINNEY UNIT 4
01111	1600	TRAIL UNIT 4
00663	2168	KINNEY UNIT 1
00663	2168	KINNEY UNIT 1
01109	1600	TRAIL UNIT 2
01114	1600	TRAIL UNIT 8
01110	1600	TRAIL UNIT 3
00667	2896	KINNEY UNIT 2
00663	3944	KINNEY UNIT 1
00663	3944	KINNEY UNIT 1
01479	1600	TRAIL UNIT 13
00664	1600	PIONEER UNIT 3
00665	1600	PIONEER UNIT 4
00854	1600	PIONEER UNIT 8
00854	1600	PIONEER UNIT 8
02118	1600	TRAIL UNIT 12
01113	1600	TRAIL UNIT 6
01223	1600	VERMILLION CR UNIT 1
00669	2896	KINNEY UNIT 5
00674	2896	KINNEY UNIT 6
00980	2168	HUGHS UNIT 1
01473	2896	SALT WELLS 11-11
00977	3128	HUSKY FEDERAL 15-10
01015	2168	SO BAXTER UNIT 3

Well Num	Form Code	Well Name
01018	2168	A COOPER 1
00999	2896	SO BAXTER UNIT 15
01016	2168	SO BAXTER UNIT 6
00685	1600	JACKKNIFE SPRINGS 1
01020	2168	Al POSTON A 2
01020	2168	Al POSTON A 2
02093	2168	SO BAXTER UNIT 16
02093	2168	SO BAXTER UNIT 16
01019	2168	WT NIGHTINGALE A 1
01033	2168	SO BAXTER UNIT 8
01014	2168	SO BAXTER UNIT 2
01025	2168	UP 21-16-104 2
01000	2896	SO BAXTER UNIT SR 1
01021	2168	AJ POSTON A 3
01028	2168	SO BAXTER UNIT 9
02093	2896	SO BAXTER UNIT 16
02093	2896	SO BAXTER UNIT 16
01029	2168	WE MULLEN A 2
01026	2168	MF WHELAN 1
01030	2168	SL 10-17-104 1
00686	1600	JACKKNIFE SPRINGS 2
01022	2168	U P 11-16-104-1
01837	2168	SO BAXTER UNIT 17
01475	2168	CREST FEDERAL 1-24
00988	2896	LEAR FEDERAL 1-30
00986	2168	POLUMBUS GOV’T 31-1
00990	2168	TENNECO FEDERAL 1-30
00987	2168	POLUMBUS GOV’T 19-1
00989	2168	MTN FUEL FED 1-20
00985	2168	POLUMBUS GOV’T 30-1
03372	2896	N NITCHIE GULCH 20-6
03372	2896	N NITCHIE GULCH 20-6
00758	2896	NITCHIE GULCH 2
00758	2896	NITCHIE GULCH 2
03337	2168	N NITCHIE GULCH 2-5
03380	2168	NITCHIE GULCH 20-19
00756	2168	SAND DUNES FED 1
00770	2168	WC MCBRIDE GOV’T 1-5
03594	2896	NITCHIE GULCH 22-8
03378	2896	ROGERS FED 20-12
03488	2896	NITCHIE GULCH 21-21
03488	2896	NITCHIE GULCH 21-21
00773	2168	JAMIESON A 1
00757	2896	NITCHIE GULCH 1

Well Num	Form Code	Well Name
00757	2896	NITCHIE GULCH 1
01730	2168	NITCHIE GULCH 12-18
03391	2896	N NITCHIE 30-6
01731	2168	NITCHIE GULCH 13-20
00762	2168	NITCHIE GULCH 6
03372	2168	N NITCHIE GULCH 20-6
03372	2168	N NITCHIE GULCH 20-6
00764	2168	NITCHIE GULCH 8
03368	2896	NITCHIE GULCH 19-7
00767	2168	ROGERS GOV’T 1-12
02045	2168	NITCHIE GULCH 14-7
00760	2896	NITCHIE GULCH 4
00760	2896	NITCHIE GULCH 4
02072	2168	FEDERAL 15-8X
00757	2168	NITCHIE GULCH 1
00757	2168	NITCHIE GULCH 1
02262	2168	NO NITCHIE GULCH 2-6
00760	2168	NITCHIE GULCH 4
00760	2168	NITCHIE GULCH 4
02288	2896	NITCHIE GULCH 3-21
00763	2168	NITCHIE GULCH 7
02294	2168	NITCHIE GULCH 17-16
02294	2168	NITCHIE GULCH 17-16
00769	2168	ANDERSON GOV’T 1
02315	2168	NITCHIE GULCH 30-31
02315	2168	NITCHIE GULCH 30-31
03488	2168	NITCHIE GULCH 21-21
03488	2168	NITCHIE GULCH 21-21
03346	2896	NITCHIE GULCH 10-32
00765	2168	NITCHIE GULCH 11
00758	2168	NITCHIE GULCH 2
00758	2168	NITCHIE GULCH 2
03645	2168	N NITCHIE 3-5 FED
03343	2168	NITCHIE GULCH 10-31
02316	2896	PINE CANYON 40-31
00846	2896	PINE CNYN LUFF 1-9
00843	2896	PINE CANYON UNIT 1
03338	8500	W PINE CANYON 10-5
03338	8500	W PINE CANYON 10-5
03377	2896	W PINE CYN 9-32
03377	2896	W PINE CYN 9-32
03347	2896	UPRR 1-33
03379	2896	UPRR #1 1-3
02313	2168	NITCHIE GULCH 18-29

Well Num	Form Code	Well Name
02313	2168	NITCHIE GULCH 18-29
03382	2168	W PINE CYN 10-5 X FS
02311	2896	NO. 1 UPRR 1-27
03384	2168	PINE CANYON 10-29
03384	2168	PINE CANYON 10-29
03355	2896	UPRR 2 2-33
03355	2896	UPRR 2 2-33
03384	2896	PINE CANYON 10-29
03384	2896	PINE CANYON 10-29
02239	2896	NITCHIE GULCH 16-28
02239	2896	NITCHIE GULCH 16-28
03386	2168	PINE CANYON 8-28
03386	2168	PINE CANYON 8-28
03361	2168	PINE CANYON 6-32
03361	2168	PINE CANYON 6-32
03386	2896	PINE CANYON 8-28
03386	2896	PINE CANYON 8-28
03389	2168	FEDERAL 1-28
03389	2168	FEDERAL 1-28
03387	2168	UPRR 3-33
03387	2168	UPRR 3-33
00850	2896	PINE CNYN LUFF 2-17
03387	2896	UPRR 3-33
03387	2896	UPRR 3-33
00847	2896	PINE CNYN LUFF 1-17
03389	2896	FEDERAL 1-28
03389	2896	FEDERAL 1-28
03388	2168	UPRR-TERRA 1 41 F-7
03388	2168	UPRR TERRA 1 41 F-7
03397	2168	W PINE CANYON 30-31
02312	2168	PINE CANYON 4-29
03491	2896	PINE CANYON 4-33
03491	2896	PINE CANYON 4-33
03357	2896	W PINE CANYON 30-5
03662	3144	FEDERAL 18-H
03361	2896	PINE CANYON 6-32
03361	2896	PINE CANYON 6-32
00724	2896	LEUCITE HILLS 2
00849	2896	CENEX STATE 4-16
00723	2168	LEUCITE HILLS 1
00723	2168	LEUCITE HILLS 1
02313	2896	NITCHIE GULCH 18-29
02313	2896	NITCHIE GULCH 18-29
00437	2896	LEUCITE HILLS 1-33

Well Num	Form Code	Well Name
02239	2168	NITCHIE GULCH 16-28
02239	2168	NITCHIE GULCH 16-28
00272	2896	LEUCITE HILLS 1-19
03338	2896	W PINE CANYON 10-5
03338	2896	W PINE CANYON 10-5
03377	2168	W PINE CYN 9-32
03377	2168	W PINE CYN 9-32
03355	2168	UPRR 2 2-33
03355	2168	UPRR 2 2-33
03735	8500	CEDAR CYN 30-16 TAP
00447	2168	HALEY FEDERAL 4-1
00189	2168	BRUFF UNIT 7
00213	2168	BRUFF UNIT 9
00752	2168	CLIFTON FEDERAL 28-1
02066	2168	OWEN FEDERAL 1-18
00199	2896	CHAMPLIN 358 G-1
01707	2168	CPC 1-5 UPRR
01707	2168	CPC 1-5 UPRR
00439	2168	BRUFF FEDERAL 2-26
00754	2168	MATHERLY FEDERAL 1-6
00429	2168	CLIFTON FEDERAL 34-1
03762	2896	MFS FEE 10-2
03762	2896	MFS FEE 10-2
00229	2896	DONLEY (NCT #2) 1
00229	2896	DONLEY (NCT #2) 1
01707	2896	CPC 1-5 UPRR
01707	2896	CPC 1-5 UPRR
00216	2168	BRUFF UNIT 6
03833	2168	CUMMINGS FEDERAL 2-8
01706	2168	CH BUTTES #1-9
02201	2168	THOMPSON FED 12-1
02201	2168	THOMPSON FED 12-1
00214	2168	BRUFF CHAMPLIN 1-27
00619	2896	HENRY FORK UNIT 1
00619	2896	HENRY FORK UNIT 1
01413	2896	MARATHON FED 1-16
02071	2896	CONOCO 20-2
02193	2896	HENRY FORK UNIT 15
02191	2896	CONOCO FEDERAL 19-3
00185	2896	BUTCHERKNIFE SPR 6
00231	2896	BUTCHERKNIFE SPR 5
00231	2896	BUTCHERKNIFE SPR 5
01442	2896	BUTCHERKNIFE SPR 8
01834	2896	BUTCHERKNIFE SPR 9

Well Num	Form Code	Well Name
02192	2896	TAYLOR RANCH 25-33
00971	4256	RYCKMAN CREEK 23
01402	3944	CHAMPLIN 372 D-1
01402	3944	CHAMPLIN 372 D-1
00019	3784	CHAMP 372 AMOCO B-1
00017	3944	ISLAND RANCHING B-1
01402	8500	CHAMPLIN 372 D-1
01402	8500	CHAMPLIN 372 D-1
00014	3784	ANSCHUTZ RANCH 34-1
00022	3944	CHAMP 387 AMOCO B-1
00012	3784	CHAMPLIN 372 C-1
03398	8500	DIVIDE CR CK STATION
01595	2896	SHAEFFER NO 1
02080	2416	LOWER HORSE DRAW A 5
01654	2416	LOWER HORSE DRAW E 3
03331	2896	RABBIT MOUNTAIN 6-1
01653	2416	LOWER HORSE DRAW A 7
01663	2416	LOWER HORSE DRAW A 9
01650	2416	LOWER HORSE DRAW B15
01660	2416	LOWER HORSE DRAW A14
01648	2416	LOWER HORSE DRAW A 6
01657	2416	LOWER HORSE DRAW C19
01647	2416	LOWER HORSE DRAW A 4
01666	2416	LOWER HORSE DRAW D17
01646	2416	LOWER HORSE DRAW B16
01658	2416	LOWER HORSE DRAW A12
01662	2416	LOWER HORSE DRAW B11
01656	2416	LOWER HORSE DRAW C20
00693	2416	LOWER HORSE DRAW D18
01391	0784	CHAPITA UNIT 217-23
03920	0784	CHAPITA UNIT 339-25
03937	0784	CHAPITA UNIT 324-22
03819	0784	CHAPITA UNIT 312-23
03820	0784	CHAPITA UNIT 319-14
00289	0784	CHAPITA UNIT 7
03821	0784	CHAPITA UNIT 321-26
00294	0784	CHAPITA UNIT 13
03822	0784	CHAPITA UNIT 323-22
00299	0784	CHAPITA UNIT 21
03893	0784	CHAPITA UNIT 306-27
00301	0784	CHAPITA UNIT 24
03894	0784	CHAPITA UNIT 307-28
00306	0784	CHAPITA UNIT 15
03917	0784	CHAPITA UNIT 311-26

Well Num	Form Code	Well Name
00308	0784	CHAPITA UNIT 17
03919	0784	CHAPITA UNIT 308-21
00310	0784	CHAPITA UNIT 31-14
03754	0784	CONOCO BLACK 6-35
00312	0784	CHAPITA UNIT 35-15
00287	0784	CHAPITA UNIT 5
00314	0784	CHAPITA UNIT 36-26
03938	0784	CHAPITA UNIT 342-22
00316	0784	CHAPITA UNIT 38-9
03962	0784	STAGECOACH UN 41-20
00319	0784	CHAPITA UNIT 44-10
03963	0784	CHAPITA UNIT 327-23
00321	0784	CHAPITA UNIT 48-19
03966	0784	CHAPITA UNIT 326-24
00324	0784	BELCO 42-13
03967	0784	CHAPITA UNIT 334-2
00332	0784	CHAPITA UNIT 43-11
03979	0784	CHAPITA UNIT 343-15
00334	0784	CHAPITA UNIT 58-19
03980	0784	CHAPITA UNIT 344-23
01385	0784	CHAPITA UNIT 234-23
03982	0784	CHAPITA UNIT 346-26
01388	0784	CHAPITA UNIT 226-3
03983	0784	CHAPITA UNIT 347-26
01390	0784	CHAPITA UNIT 219-15
03984	0784	CHAPITA UNIT 348-23
01392	0784	CHAPITA UNIT 224-10
03985	0784	CHAPITA UNIT 349-27
01394	0784	CHAPITA UNIT 52-33
03986	0784	CHAPITA UNIT 350-14
01445	0784	CHAPITA UNIT 231-15
03994	0784	CHAPITA UNIT 351-15
01561	0784	CHAPITA UNIT 228-9
00279	0784	DUNCAN FEDERAL 33-9
01723	0784	CHAPITA UNIT 236-13
00326	0784	MOUNTAIN LION 34-2
01843	0784	CHAPITA UNIT 238-16
00327	0784	FEDERAL 35-5
02076	0784	CHAPITA UNIT 239-9
00328	0784	PINNECOOSE 6-3
02078	0784	CHAPITA UNIT 240-16
00329	0784	ANKERPONT 2-6
03764	0784	CHAPITA UNIT 301-26
00745	0784	STAGECOACH UNIT 21-8

Well Num	Form Code	Well Name
02246	8500	MS 203 WHITE RIVER
00774	0784	CONOCO WEEKS 6-29
00296	0784	CHAPITA UNIT 16
00775	0784	PAWWINNEE 3-10
00305	0784	CHAPITA UNIT 56-29
00776	0784	CONOCO 35-19
00309	0784	CHAPITA UNIT 30-22
00777	0784	CONOCO JENKS 5-11
00313	0784	CHAPITA UNIT 32-21
00778	0784	UTE TRIBAL 35-16
00318	0784	CHAPITA UNIT 34-28
00779	0784	UTE TRIBAL 6-1
00323	0784	CHAPITA UNIT 40-27
00781	0784	ANKERPONT 31-12
00333	0784	CHAPITA UNIT 49-25
00783	0784	DM ICE FRIDAY 34-22
01386	0784	CHAPITA UNIT 225-2
00784	0784	SNOW KNIGHT 4-23
03779	0784	ANKERPONT 35-36
00785	0784	CONOCO POST 3-24
01444	0784	CHAPITA UNIT 229-12
00786	0784	CONOCO WYASKET 33-26
01562	0784	CHAPITA UNIT 231-14
00787	0784	CONOCO KURIP 1-27
02075	0784	CHAPITA UNIT 244-25A
00789	0784	CONOCO TABBEE 34-20
03763	0784	CHAPITA UNIT 304-13
00790	0784	CONOCO WISSIUP 36-15
00292	0784	CHAPITA UNIT 11
00791	0784	CONOCO WELL 36-17
00307	0784	CHAPITA UNIT 20
00792	0784	CONOCO HALL 31-18
00315	0784	CHAPITA UNIT 37-11
00793	0784	CONOCO STATE 32-21
00330	0784	CHAPITA UNIT 47-30
00955	0544	FS PRINCE 1
01389	0784	CHAPITA UNIT 227-3
01041	0784	BELCO 18-17
01446	0784	CHAPITA UNIT 233-15
01050	0784	STAGECOACH UNIT 6
02077	0784	CHAPITA UNIT 241-16
01430	0784	CONOCO STATE 31-32
00300	0784	CHAPITA UNIT 22
01778	8500	RIVER BEND MS 112

Well Num	Form Code	Well Name
00320	0784	CHAPITA UNIT 45-25
01779	8500	RIVER BEND MS 113
01393	0784	CHAPITA UNIT 220-10
01789	0784	STAGECOACH UN 22-17
03765	0784	CHAPITA UNIT 303-22
01823	0784	CONOCO SERAWOP 4.13
01385	0784	CHAPITA UNIT 234-23
00311	0784	CHAPITA UNIT 33-16
01724	0784	CHAPITA UNIT 237-22
02109	8500	HORSESHOE BND MS 205
02324	0784	LITTLE PAPOOSE 1-26
01761	8500	OLD SQUAW MS 79
02063	2264	MT RESOURCE 22,27 MM
02043	2264	MTN RESOURCE 18
02321	2264	GOV’T 1
01857	2264	MNT RESOURCE 20
02319	2264	CONOVER STATE 1-22
01856	2264	MNT RESOURCE 19
02317	2264	SINGLETON FEE 23-14
01855	2264	MT RESOURCE 17,12 MM
02086	2264	MTN RESOURCE 27
01819	2264	MTN RESOURCE 16
02320	2264	FERRON UNIT 12-3
01406	2264	MTN RESOURCE 2
02087	2264	MT RESOURCE 18,21 MM
02318	2264	BEHLING 41-22
02322	2264	RALPHS FEE 41-9
01740	8500	CLEAR CREEK MM
00033	2168	AMOCO CHAMPLIN 4-25
00006	0912	ACE UNIT WELL 7
00211	2168	BRUFF UNIT A-1
00212	2168	BRUFF UNIT 5
00216	2168	BRUFF UNIT 6
00217	2168	BRUFF UNIT 4
03847	2168	HALEY FEDERAL 4-2
03932	2168	CLIFTON FEDERAL 34-3
03940	2168	BRUFF FEDERAL 3-26
03940	2168	BRUFF FEDERAL 3-26
03941	2168	BRUFF FEDERAL 4-26
03957	2168	CLIFTON FEDERAL 34-4
03991	2896	MFS FEE 10-3
03991	2896	MFS FEE 10-3
00668	2896	KINNEY UNIT 4
00667	2896	KINNEY UNIT 2

Well Num	Form Code	Well Name
01721	8520	KINNEY UNIT WELL 3
00669	2896	KINNEY UNIT 5
00674	2896	KINNEY UNIT 6
00664	1600	PIONEER UNIT 3
00665	1600	PIONEER UNIT 4
00854	1600	PIONEER UNIT 8
00854	1600	PIONEER UNIT 8
01031	2168	SL 36-18-104 2
02316	2896	PINE CANYON 40-31
02294	2896	NITCHIE GULCH 17-16
02294	2896	NITCHIE GULCH 17-16
03830	2168	LANSDALE FED 4-2
03959	2168	LANSDALE FED 10-3
03960	2168	LANSDALE FED 10-4
03829	2168	LANSDALE FED 28-2
04001	2168	LANSDALE FED 28-3
03828	2168	LAWLER FED 2-32
01832	2168	HARDY RANCH NO. 1

DELIVERY POINTS

Delivery points associated with Wexpro Agreement.

ID	Well Name
35	POWDER WASH MM
38	PW L.336 DEHY MS#23
41	EAST HIAWATHA MM
42	HIAWATHA DEEP CM
44	SUGAR LOAF MM
45	JL 6 OTHER HIAWATHA
47	W. HIAWATHA COMPR #2
49	TRAIL UNIT MM
50	KINNEY CHECK METER
59	SOUTH BAXTER
60	MIDDLE BAXTER MM
63	NORTH BAXTER MM
64	LOWER NITCHIE AREA
65	CLAY BASIN FRONTIER
70	IL. 35 BYPASS
72	ET OUTLET
73	HENRY’S FORK MM

ID	Well Name
74	BUTCHERKNIFE #6
75	BUTCHERKNIFE #5
111	BIG HORSE DRAW MM
114	RABBIT MOUNTAIN MM
119	FIDLAR OURAY/CHAPITA
125	ISLAND 52-1
127	ISLAND 52-2
129	ISLAND 52-3
131	ISLAND 52-4
155	SPEARHEAD LAT 701
183	DOVE CREEK

Non-Wexpro Agreement Delivery Points.

ID	Well Name
2	BIG GULCH MM #61
9	WESTSIDE CANAL MS 41
10	GLAD HILL DRAW 1-13
11	SWEZEY MM #47 W.S.C
12	M.S. NO. 45
14	POLE GULCH MS 53
23	CELSIUS DRIP RCK TAP
26	DRIPPING ROCK #3
31	DRIPPING ROCK 23-5
32	CELSIUS FED 4-1
33	RUGER 24-32
35	POWDER WASH MM
35	POWDER WASH MM
38	PW L.336 DEHY MS#23
38	PW L.336 DEHY MS#23
41	EAST HIAWATHA MM
43	VERMILLION COMP MM
44	SUGAR LOAF MM
45	JL 6 OTHER HIAWATHA
47	W. HIAWATHA COMPR #2
49	TRAIL UNIT MM
50	KINNEY CHECK METER
53	HUGHS UNIT 1
54	SALT WELLS 11-11
55	HUSKY FEDERAL 15-10
59	SOUTH BAXTER
60	MIDDLE BAXTER MM
61	UPPER NITCHIE AREA

ID	Well Name
64	LOWER NITCHIE AREA
70	JL 35 BYPASS
72	ET OUTLET
73	HENRY’S FORK MM
74	BUTCHERKNIFE #6
75	BUTCHERKNIFE #5
76	BUTCHERKNIFE #8
78	BUTCHERKNIFE #9
80	LUCKEY DITCH C.M.
85	RYCKMAN CREEK MM
93	ANSCHUTZ RANCH MM
99	DIVIDE CR CK STATION
101	SHAEFFER NO 1
114	RABBIT MOUNTAIN MM
119	FIDLAR OURAY/CHAPITA
133	OLD SQUAW M&R MS 219
134	RIVER BEND MM
148	FERRON MM
151	CLEAR CREEK MM
155	SPEARHEAD LAT 701
188	CHAMPLIN 4-25

APPENDIX B

TO THE

GAS GATHERING AGREEMENT

DATED: OCTOBER 11, 1993

BETWEEN

MOUNTAIN FUEL SUPPLY COMPANY

AND

QUESTAR PIPELINE COMPANY

GATHERING RATE DETERMINATION

The reservation and usage rates to be charged for gathering natural gas under the terms of this Agreement shall be determined according to the following provisions and guidelines.

1. The calculation of the gathering rates under § III(a) of the Agreement shall incorporate data and accounting and other information for the most recent calendar year for which complete data are available. For the initial rates, this will be the calendar year 1992, as adjusted to reflect the elements incorporated and approved in FERC Docket No. RS92-9. For subsequent rate determinations under this Agreement, such information shall be adjusted as necessary to reflect known and measurable changes1 in Questar’s gathering operations that will be effective during the years for which rates are to be in effect. Such changes shall be consistent with the provisions of ¶¶ 2 and 3.

2. The net costs to be included in determining the gathering rates shall include: (a) operating and maintenance expenses; (b) depreciation and amortization expenses; (c) taxes other than income taxes; (d) return on rate base; (e) federal and state income taxes; and (f) other operating revenue credits.

3. For purposes of ¶ 2, the following guidelines will apply:

(a) Operation and Maintenance (O&M) Expenses. These expenses include gathering expenses recorded in FERC Account Nos. 750-754 and 756-769 and 807, including administrative and general (A&G) expenses in Account Nos. 920-932 (excluding 924.1, 928.1, 928.2 and 920.3) and 935.

(b) Depreciation and Amortization Expense. This includes gathering expenses recorded in FERC Account Nos. 403 and 404, including general and intangible amortization expense.

(c) Taxes Other Than Income Taxes. This includes gathering expenses recorded in FERC Account Nos. 408.1 and 408.9, including payroll and property tax expense associated with general plant.

[1]	This shall include, but not be limited to, year-end annualization of labor costs; prior-period adjustments; removal of Cost or revenue abnormalities; depreciation and costs associated with capital investments for system additions.

(d) Federal and State Income Taxes. Questar Pipeline’s combined federal and state income tax rate shall be applied to the equity portion of the return on rate base.

(e) Rate Base. The end-of-period rate base shall be determined from accounting data for the last month for which data are being used pursuant to ¶ 1 above (adjusted as necessary pursuant to that paragraph) and shall include that portion of the following that are directly related or allocable to the gathering services performed under this Agreement:

(i) Gas plant,

(ii) Accumulated depreciation and amortization,

(iii) Working capital,

(iv) Deferred income taxes, and

(v) Questar’s general and intangible plant

(f) Rate of Return. The rate of return on rate base shall be the pre-tax rate of return specified for or derivable from the FERC’s determination of Questar’s transmission-service rates as they are effective at the end of the period. This shall incorporate:

(i)	The actual, embedded costs of debt and preferred stock dividend (if any) for Questar Pipeline Company.

(ii)	Questar Pipeline Company’s actual, end-of-period capital structure.

(g) The costs of Questar’s gathering activities determined under this Appendix shall be reduced by other operating revenues that are directly related to those costs.

Mountain Fuel Gathering Rates – Effective through August 31, 1995
	Rate[2]	Quantity[3]		Revenue
Reservation Charge	$2.61642/Dth	322,812		$10,135,325
Usage Charge	$0.22273/Dth	30,336,677	[4]	$6,756,883
Other Revenue				$2,500,000
Total Revenue				$19,392,208

[2]	Rates have been derived from the cost of service, revenues, and volumes for the 12 months ended December 1992. The total gathering cost of service includes $1,255,122 of costs refunctionalized from the production function to the gathering function consistent with internal rates established in Docket No. RS92-9 (refer to page 1 of Exhibit G, of Questar’s October 1, 1992, filing in Docket No. RS92-9).
[3]	Quantities are stated in “dry” decatherms.
[4]	The usage quantity for this rate-design period is a projection of both Mountain Fuel’s own production and its purchased gas. (Projections are for rate-design purposes only; actual commodity quantities gathered will be used for billing purposes.) The projection of Questar-gathered Mountain Fuel production was taken from the most recent IRP or IRP update on file with the Public Service Commission of Utah. The Mountain Fuel purchased gas to be gathered by Questar was a projection developed by Questar’s Accounting Department from actual 1992 data.

APPENDIX C

TO THE

GAS GATHERING AGREEMENT

DATED: OCTOBER 11, 1993

BETWEEN

MOUNTAIN FUEL SUPPLY COMPANY

AND

QUESTAR PIPELINE COMPANY

NEW WELL CONNECTION

REIMBURSEMENT UNDER § III(c)

For any new well to be connected to Questar’s gathering system under this Agreement that was not subject to this Agreement on the initial effective date, Mountain Fuel shall reimburse Questar according to the following formula:

where

Cr	=	Amount to be reimbursed by Mountain Fuel to Questar.

C	=	Total actual cost of all new Questar gathering facilities required to connect the new well.

t	=	Combined marginal state and federal income tax rate applicable to Questar in the year of the well connection (as a decimal fraction).

f	=	“Deficiency factor” = Lesser of 1.0 or B ÷ 2,000,

B	=	“Baseline flow” = (F ÷ L) x I.

F	=	Average daily production of the well during a period of 30 consecutive days (to be designated by Mountain Fuel) during the first 12 months following connection of the well (in MMBtu/day).

L	=	Length of new gathering lateral to be installed by Questar to connect the new well to its gathering system (in miles).

J	=	Mountain Fuel’s working interest in the well to be connected (as a decimal fraction).

C-1